UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (earliest event reported): January 3, 2019 (December 29, 2018)

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices and zip code)

(913) 764-1045
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant's Certifying Accountant.
On December 29, 2018, Hooper Holmes, Inc. (the “Company”), received notice from Mayer Hoffman McCann P.C. (“MHM”) that MHM was resigning, effective immediately, as the Company's principal independent registered public accounting firm. Neither the Company’s Audit Committee nor its Board of Directors recommended or approved this change in the Company’s auditors. The Company continues to be subject to bankruptcy proceedings pending before the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). As a result of the Company’s bankruptcy, the Company has elected to adopt a modified reporting program with respect to its reporting obligations under the federal securities laws, which the Company believes is consistent with the protection of its investors and creditors as set forth in the SEC’s Exchange Act Release No. 9660, dated June 30, 1972, and Staff Legal Bulletin Number 2, dated April 15, 1997. While it operates under the modified reporting program, the Company does not expect to produce or file audited financial statements but does intend to continue filing monthly operating reports required by the Bankruptcy Court.

During the Company's two fiscal years ended December 31, 2017, and the subsequent interim period through December 29, 2018, there were no: (1) disagreements with MHM on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except for the following reportable events:

MHM advised the Company in connection with its audit of the Company’s consolidated financial statements for the year ended December 31, 2016 that the Company had a material weakness in internal control over financial reporting that resulted from the inadequate design and operation of internal controls related to the accounting for the accounting for non-routine transactions. As a result, misstatements in selling, general and administrative expenses, transaction costs, interest expense, short-term debt, and equity were identified during 2016. The misstatements in the consolidated financial statements were corrected prior to the issuance of the Company’s consolidated financial statements as of and for the year ended December 31, 2016. The control deficiency created a reasonable possibility that a material misstatement in the consolidated financial statements could not be prevented or detected on a timely basis, and therefore the Company concluded that the deficiencies represent a material weakness in the Company’s internal control over financial reporting and its internal control over financial reporting was not effective as of December 31, 2016.

MHM advised the Company in connection with its audit of the Company’s consolidated financial statements for the years ended December 31, 2017 and 2016 that the Company had material weaknesses in internal control over financial reporting. The material weakness in period end financial reporting was the result of the Company not maintaining effective controls over the interim and annual period end financial reporting processes. The Company did not have sufficient personnel with an appropriate level of knowledge, experience and training commensurate to the Company’s structure. This material weakness was the result of the combined impact of the significant deficiencies related to journal entries, account reconciliations and inventory pricing. The material weakness in accounting for non-routine transactions was the result of ineffective design and maintenance of controls over the accounting for non-routine transactions. As a result, misstatements in selling, general and administrative expenses, transaction costs, interest expense, short-term debt, and equity were identified during 2016. The misstatements in the consolidated financial statements were corrected prior to the issuance of the Company’s consolidated financial statements as of and for the year ended December 31, 2016. During 2017, certain transaction costs associated with the Company’s merger with Provant Health Solutions, LLC were not recorded in the correct period which resulted in a material misstatement of the Company’s transaction costs and accrued expenses disclosed for the interim periods ended June 30, 2017 and September 30, 2017, and resulted in the Company filing amended Form 10-Qs of the consolidated financial statements for each of the respective periods to restate its consolidated financial statements. These control deficiencies created a reasonable possibility that a material misstatement in the consolidated financial statements could not be prevented or detected on a timely basis, and therefore the Company concluded that the deficiencies represented a material weakness in the Company’s internal control over financial reporting and our internal control over financial reporting was not effective as of December 31, 2017.

The Company’s Audit Committee discussed each of the foregoing reportable events with MHM prior to disclosing them in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2016 and 2017. The Company has authorized MHM to respond fully to the inquiries of any successor accountant of the Company concerning the subject matter of such reportable events.

The audit reports of MHM on the consolidated financial statements of the Company as of and for the years ended December 31, 2017 and 2016, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

MHM’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2016 contained a separate paragraph stating: “The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, as of December 31, 2016, the Company adopted provisions of ASC 205-40, Presentation of Financial Statements - Going Concern , which requires management to assess an entity’s ability to continue as a going concern and to provide related disclosure in certain circumstances. The Company has suffered recurring losses from operations, negative cash flows from operations and other related liquidity concerns, which raises substantial doubt about the Company’s ability to continue as a going concern. These matters and management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty.”

MHM’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2017 and 2016 contained a separate paragraph stating: “The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company continues to experience recurring losses from operations, negative cash flows from operations, violations of debt covenants, and other related liquidity concerns, which raises substantial doubt about the Company’s ability to continue as a going concern. These matters and management’s plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company furnished a copy of the above disclosures to MHM and requested that MHM provide a letter addressed to the U.S. Securities and Exchange Commission confirming the accuracy of the above disclosures. The letter from MHM is attached as Exhibit 16.1 to this Form 8-K.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intends," "plan," and "will" or, in each case, their negative, and other variations or comparable terminology. These forward-looking statements include all statements other than historical facts. Any forward-looking statement made in this Form 8-K is not a guarantee of future performance, and actual results may differ materially from those expressed in or suggested by the forward-looking statements, as a result of various factors, including, without limitation the factors discussed in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2017, as the same may be updated from time-to-time in subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made in this Form 8-K speaks only as of the date hereof, and the Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Item 9.01     Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Mayer Hoffman McCann P.C. dated January 3, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: January 3, 2019	By:	/s/ Mark Clermont
Mark Clermont
President